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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): January 17, 2006




                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)


          DELAWARE                   1-4300                   41-0747868
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
      of Incorporation)           File Number)          Identification Number)


                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (713) 296-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.        OTHER EVENTS

On January 17, 2006, Apache Corporation announced that it had agreed to purchase Pioneer Natural Resources' oil and gas operations in Argentina for a total purchase price of $675 million, subject to the exercise of third party preferential purchase rights. The full text of the press release announcing the transaction is listed under Item 9.01 as Item 99.1 and incorporated herein by reference.

On the same date, Apache also announced that it had completed two transactions with Amerada Hess that were first announced in October 2005. In one transaction Apache completed the sale of its 55 percent interest in the deepwater section of Egypt's West Mediterranean Concession to Amerada Hess Corporation for $413 million.

Apache also completed its purchase of Amerada Hess's interests in eight fields located in the Permian Basin of West Texas and New Mexico for $269 million. The number of properties involved in this transaction was reduced as a result of third parties exercising their preferential rights to purchase additional interests in some of the fields. The full text of the press release announcing the transaction is listed under Item 9.01 as Item 99.2 and incorporated herein by reference.


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ITEM 9.01.        FINANCIAL STATEMENTS, AND EXHIBITS

(c)      EXHIBITS.

EXHIBIT NO.       DESCRIPTION

99.1 Press Release dated January 17, 2006, "Apache Expands Position in Argentina, Acquiring Pioneer's Operations."

99.2 Press Release dated January 17, 2006, "Apache, Amerada Hess Complete Transactions in Egypt, Permian."


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            APACHE CORPORATION


Date:  January 18, 2006     /s/ Roger B. Plank
                            ----------------------------------------------------
                            Roger B. Plank
                            Executive Vice President and Chief Financial Officer




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                                INDEX TO EXHIBITS


EXHIBIT NO.       DESCRIPTION
-----------       -----------

99.1 Press Release dated January 17, 2006, "Apache Expands Position in Argentina, Acquiring Pioneer's Operations."

99.2              Press Release dated January 17, 2006, "Apache, Amerada Hess
                  Complete Transactions in Egypt, Permian."